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                                                                    EXHIBIT a(4)

                               AMENDMENT NO. 3 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                              OF ING MUTUAL FUNDS

      THIS AMENDMENT NO. 3 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of February 1,2005, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

      WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3,2004, as amended, designated certain Series of Interests of the Trust; and

      WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees have authorized an amendment to the Declaration of Trust to change the name of one of the series of Interests of the Trust as follows:

      ING Worldwide Growth Fund Class A to
      ING Global Value Choice Fund Class A;
      ING Worldwide Growth Fund Class B to
      ING Global Value Choice Fund Class B;
      ING Worldwide Growth Fund Class C to
      ING Global Value Choice Fund Class C; and
      ING Worldwide Growth Fund Class Q to
      ING Global Value Choice Fund Class Q

      NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

      The second sentence of Section 8.08 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate forty-one (41) series, as follows:

            ING Emerging Countries Fund Class A
            ING Emerging Countries Fund Class B
            ING Emerging Countries Fund Class C
            ING Emerging Countries Fund Class M
            ING Emerging Countries Fund Class Q
            ING Foreign Fund Class A
            ING Foreign Fund Class B
            ING Foreign.Fund Class C
            ING Foreign Fund Class I
            ING Foreign Fund Class Q
            ING Global Equity Dividend Fund Class A
            ING Global Equity Dividend Fund Class B

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            ING Global Equity Dividend Fund Class C
            ING Global Real Estate Fund Class A
            ING Global Real Estate Fund Class B
            ING Global Real Estate Fund Class C
            ING Global Real Estate Fund Class I
            ING Global Value Choice Fund Class A
            ING Global Value Choice Fund Class B
            ING Global Value Choice Fund Class C
            ING Global Value Choice Fund Class Q
            ING International Fund Class A
            ING International Fund Class B
            ING International Fund Class C
            ING International Fund Class I
            ING International Fund Class Q
            ING International SmallCap Growth Fund Class A
            ING International SmallCap Growth Fund Class B
            ING International SmallCap Growth Fund Class C
            ING International SmallCap Growth Fund Class Q
            ING International Value Choice Fund Class A
            ING International Value Choice Fund Class B
            ING International Value Choice Fund Class C
            ING Precious Metals Fund Class A
            ING Precious Metals Fund Class B
            ING Precious Metals Fund Class C
            ING Precious Metals Fund Class Q
            ING Russia Fund Class A
            ING Russia Fund Class B
            ING Russia Fund Class C
            ING Russia Fund Class Q"

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      IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Paul S. Doherty                           /s/ David W.C. Putnam
---------------------------                   -----------------------------
Paul S. Doherty, as Trustee                   David W.C. Putnam, as Trustee

/s/ J. Michael Earley                         /s/ Blaine E. Rieke
---------------------------                   -----------------------------
J. Michael Earley, as Trustee                 Blaine E. Rieke, as Trustee

/s/ R.Barbara Gitenstein                      /s/ John G. Turner
---------------------------                   -----------------------------
R.Barbara Gitenstein, as Trustee              John G.Turner, as Trustee

/s/ Walter H. May                             /s/ Roger B. Vincent
---------------------------                   -----------------------------
Walter H. May, as Trustee                     Roger B. Vincent, as Trustee

/s/ Thomas J. Mcinerney                       /s/ Richard A. Wedemeyer
---------------------------                   -----------------------------
Thomas J. McInerney, as Trustee               Richard A. Wedemeyer, as Trustee

/s/ Jock Patton
---------------------------
Jock Patton, as Trustee